[SEAL] DEAN HELLER

  Secretary of State

  206 North Carson Street                                                                            Entity#

  Carson City, Nevada 89701-4299                                                                   E0657442006-5

   (775)684 5708                                                                                        Document Number:

   Website: secretaryofstate.biz                                                                        20060569679-70

 Date Filed:

9 /5/2006  12:34:47 PM

In the office of

         ARTICLES OF INCORPORATION

      (PURSUANT TO NRS 78)                                                                      /S/ Dean Heller

Dean Heller

                                                                                                                     Secretary of state

Important. Read attached instructions before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:      Joss Star International Group, Inc.

2. Resident Agent              EastBiz.com,

Name and Street               Name

Address:                        5348 Vegas Drive                                Las Vegas                     NEVADA         89108

(must be a Nevada address     Street Address                                    City                                               Zip Code

where process may be

  served                         Optional Mailing Address                      City                           State                Zip Code

3. Shares:

(number of shares

corporation                     Number of shares                                             Number of shares

authorized to issue)             With par value 50,000,000           par values:$0.001      without par value

4. Name &                      1.Wurong Lin

Addresses:                      Name

 Of Board of                     33/F.Tian An International Tower,88Zhongshan Road          Dalian           Liaoning    116001

 Directors/trustees:              Street Address                                                        City              State     Zip Code

(attach additional page            2.Yingying Zhang

there is more than 3              Name

directors/trustees)                33/F.Tian An International Tower,88Zhongshan Road           Dalian           Liaoning    116001

                                   Street Address                                                        City               State     Zip Code

                                   3.Chengwen Wang

Name

 33/F.Tian An International Tower,88Zhongshan Road            Dalian           Liaoning    116001

                                   Street Add ress                                                       City                State     Zip Code

5. Purpose:                      The purpose of this Corporation shall be:

(optional-see instructions)

6. Names, Address              Sheilah King                                                /s/ Sheilah King

And Signature of

incorporator.                    Name                                                         Signature

(attach additional made

  there is more than 1            15348 Vegas Drive                                                  Las Vegas        Nevada       89108

  incorporator)                  Address                                                              City             State          Zip Code

7. Certificate of

Acceptance of                 I hereby accept appointment as Resident Agent for the above named corporation.

Appointment of                /S/ Signature

                  09/05/06

Resident Agent:                Authorized Signature of R.A.or On behalf of R.A.Company          Date

This form must be accompanied by appropriate fees  See attached fee schedule.

                                                                                      Nevada Secretary of State Form 78 ARTICLES 2003

                                                                                                                            Revised on: 09/29/03